THE RUBICON PROJECT, INC. 8-K

 Exhibit 99.1

Rubicon Project and Telaria Complete Merger Following Stockholder Approvals

LOS ANGELES & NEW YORK--(BUSINESS WIRE)--April 1, 2020-- Rubicon Project (NYSE:RUBI), the global exchange for advertising, and Telaria (NYSE: TLRA), the complete software platform that optimizes yield for leading video publishers, today announced the closing of their previously announced merger, creating the world’s largest independent sell-side advertising platform, poised to capture growth in CTV. The combined company will launch with a new name in the coming months and in the interim, will continue to trade on the New York Stock Exchange under the ticker symbol RUBI.

Together, Rubicon Project and Telaria will enable thousands of publishers to connect with thousands of buyers and brands, creating a global, independent alternative to walled gardens in the ecosystem. In addition, the combined company will be an essential omnichannel partner for buyers across formats, screens and geographies.

“We are very pleased to begin this new chapter for the combined company,” said Michael Barrett, CEO of Rubicon Project. “Going to market as the world’s largest independent omnichannel sell-side platform with robust CTV capabilities puts us in a great position to help publishers monetize across all auction types and help buyers safely and efficiently meet their campaign goals.”

“The teams couldn’t be more excited to be joined in a strong and scaled enterprise. As linear TV continues to succumb to accelerated cord-cutting and TV ad dollars shift to digital, CTV is increasingly becoming the “go to” for consumers and advertisers. The combined company is very well positioned to address the demands of marketers seeking a true programmatic omnichannel ad buying opportunity,” added President & COO, Mark Zagorski.

Transaction Details

Under the terms of the merger agreement, each share of Telaria common stock issued and outstanding on the date of closing (April 1, 2020) will be converted into 1.082 shares of Rubicon Project (NYSE:RUBI) common stock (and, if applicable, cash in lieu of fractional shares).

Leadership

Michael Barrett is Chief Executive Officer of the combined company, Mark Zagorski is President & Chief Operating Officer, Tom Kershaw is Chief Technology Officer, David Day is Chief Financial Officer, Erik Hovanec is Chief Strategy Officer, Joe Prusz is Chief Revenue Officer, Adam Soroca is Global Head of Buyer Team, David Hertog is Chief Marketing Officer, Tiffany Francis is Chief People Officer, Aaron Saltz is General Counsel & Corporate Secretary, Eve Filip is General Counsel, Commercial & Privacy and Katie Evans is General Manager of CTV.

Inducement Awards

In connection with the completion of the merger with Telaria, Rubicon Project granted 848,725 restricted stock units to six former Telaria employees who have become employees of the combined company. 394,079 of the restricted stock units vest quarterly over four years, with approximately 25% vesting on May 15, 2021 and the remainder vesting on each August 15, November 15, February 15, and May 15 thereafter until fully vested. The remaining 454,646 restricted stock units vest with respect to one-half of the awards on April 1, 2021 and with respect to the other half on April 1, 2022. The restricted stock units were issued as employment inducement awards in accordance with Section 303A.08 of the NYSE Listed Company Manual, which requires disclosure of the awards via this press release.

To learn more about the combined company’s strategy, please see CEO Michael Barrett’s blog post.

About Rubicon Project

Founded in 2007, Rubicon Project is one of the world’s largest sell-side advertising platforms. The company helps websites and apps thrive by giving them tools and expertise to sell ads easily and safely. In addition, the world's leading agencies and brands rely on Rubicon Project’s technology to execute billions of advertising transactions each month. Rubicon Project is an independent, publicly traded company (NYSE:RUBI) headquartered in Los Angeles, California.

About Telaria

Telaria (NYSE:TLRA) powers the future of TV advertising with proprietary, programmatic software that optimizes ad yield for leading video publishers across desktop, mobile and CTV. Telaria’s clients include the most innovative video content publishers across the globe such as Hulu, SlingTV, PlutoTV, TubiTV, Singtel, Australia’s Nine Entertainment Co, Network 10 and Seven West Media, and Brazil’s Globo. Telaria is headquartered in New York City and supports its global client base out of 13 offices worldwide across North America, EMEA, LATAM and APAC.

Forward-Looking Statements

This press release may contain forward-looking statements, including statements based upon or relating to Rubicon Project’s and Telaria’s expectations, assumptions, estimates, and projections. Forward-looking statements may include, but are not limited to, statements concerning the anticipated benefits of the merger and our ability to capture CTV growth as a combined company. These statements are not guarantees of future performance; they reflect Rubicon Project’s and Telaria’s current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include, but are not limited to: challenges, disruptions and costs of closing, integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected; risks that the merger and other transactions contemplated by the merger agreement disrupt current plans and operations that may harm the parties’ businesses; the amount of any costs, fees, expenses, impairments and charges related to the merger; uncertainty as to the effects of the merger on the parties’ respective financial performance; uncertainty as to the long-term value of combined company’s common stock; the business, economic and political conditions in the markets in which Rubicon Project and Telaria operate; the effect of the coronavirus pandemic on the workforce, operations, financial results and cash flows of the combined company; the combined company’s ability to continue to grow and to manage its growth effectively; the combined company’s ability to develop innovative new technologies and remain market leaders; the effect on the advertising market and Rubicon Project’s and Telaria’s businesses from difficult economic conditions or uncertainty, including with respect to a pandemic or other global phenomenon; the freedom of buyers and sellers to direct their spending and inventory to competing sources of inventory and demand; the combined company’s ability to adapt effectively to shifts in digital advertising; the effects, including loss of market share, of increased competition in Rubicon Project’s and Telaria’s markets and increasing concentration of advertising spending, including mobile spending, in a small number of very large competitors; the effects of consolidation in the ad tech industry; the concentration of CTV advertising spend among a small number of large publishers; acts of competitors and other third parties that can adversely affect the combined company’s business; the combined company’s ability to differentiate its offerings and compete effectively in a market trending increasingly toward commodification, transparency, and disintermediation; potential adverse effects of malicious activity such as fraudulent inventory and malware; costs associated with defending intellectual property infringement and other claims; the combined company’s ability to attract and retain qualified employees and key personnel; and the combined company’s ability to comply with, and the effect on their businesses of, evolving legal standards and regulations, particularly concerning data protection and consumer privacy and evolving labor standards.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Rubicon Project’s and Telaria’s most recent reports on Form 10-K, Form 10-Q, Form 8-K and other documents on file with the SEC. These forward-looking statements represent estimates and assumptions only as of the date made. Unless required by federal securities laws, Rubicon Project and Telaria assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this document with the understanding that the combined company’s actual future results may be materially different from what Rubicon Project and Telaria expect. Rubicon Project and Telaria qualify all of their forward-looking statements by these cautionary statements.

Contacts:

Investor Relations:

Nick Kormeluk

Vice President, Investor Relations

949-500-0003

nkormeluk@rubiconproject.com

Media Relations:

Charlstie Veith

Global Head of Communications

516-300-3569

cveith@rubiconproject.com